Other financial assets and other non-current assets - Summary of Detailed Information About Other Financial Assets and Other Noncurrent Assets (Details) - EUR (€) € in Thousands	Dec. 31, 2023	Dec. 31, 2022
Other financial assets and other non-current assets
Loans receivable (net of expected credit loss)	€ 1,354	€ 1,473
Deposits	2,150	1,650
Equity investments	6,346	2,820
Other financial assets	1,956	3,198
Prepayment non-current		35,304
Total	€ 11,806	€ 44,445